UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 30, 2004
                                                ---------------



                            FBL Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

           Iowa                         1-11917                 42-1411715
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

5400 University Avenue, West Des Moines, Iowa                       50266
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
                                                   ---------------


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Item 9. Reg FD Disclosure
On July 30, 2004, FBL announced the suspension of its coinsurance agreement with American Equity Investment Life Insurance Company and issued a press release in the form of Exhibit 99.1.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
-------------------------
(Registrant)

Date July 30, 2004
     -------------

/s/ James W. Noyce
------------------
James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.                   Description
-----------                   -----------
Exhibit 99.1                  News release of the registrant dated July 30, 2004